UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K



                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                          July 28, 2006 (July 27, 2006)


                                 INVESTOOLS INC.
              Exact Name of Registrant as Specified in its Charter


       DELAWARE                    000-52012                  76-0685039
State of Incorporation      (Commission File Number)      (I.R.S. Employer
    or Organization                                      Identification No.)


13947 SOUTH MINUTEMAN DRIVE, DRAPER UTAH                         84020
 Address of Principal Executive Offices                        Zip Code



                                 (801) 816-6918
                         Registrant's telephone number,
                               including area code



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 2.02  Results of Operations and Financial Condition.

On July 27, 2006, the Company issued a press release announcing its financial results for the three and six months ended June 30, 2006. A copy of the press release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference. The information in Item 2.02 of this Current Report on Form 8-K, including the exhibit, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 7.01  Regulation FD Disclosure

The Company is hereby furnishing workshop upsell rate information provided to investors as part of the Company's investor relations activities. For the quarter ended June 30, 2006, the Company's blended upsell rate for workshops of 27% was spread across its continuing education products as follows: 27% for the PHD product bundle, 32% for the Masters product bundle and 41% for the Associate product bundle. The information in Item 7.01 of this Current Report on Form 8-K, including the exhibit, shall not be deemed "filed" for purposes of Section 18 of the Exchange Act, or incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01  Financial Statements and Exhibits.

99.1  Press release dated July 27, 2006, issued by INVESTools Inc.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                        INVESTOOLS INC.


                                               By: /s/ Ida K. Kane
                                                  ------------------------------
                                                       Ida K. Kane
                                                       Chief Financial Officer

Dated: July 28, 2006



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                                INDEX TO EXHIBITS


Exhibit Number    Exhibit
99.1              Press Release dated July 27, 2006, issued by INVESTools Inc.